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                                                                    EXHIBIT 99.2

                     COVENANT AND AGREEMENT NOT-TO-COMPETE

     This Covenant and Agreement Not-To-Compete ("Agreement") is entered into as of this 31st day of August, 1999, by and among Matrix Service Company, a Delaware corporation ("Matrix"), Georgia Steel Acquisition Corp., an Oklahoma corporation ("GSAC"), Caldwell Tanks, Inc., a Kentucky corporation ("Caldwell Tanks"), Caldwell Tanks Alliance, LLC, a Georgia limited liability company ("Caldwell"), and Brown Steel Contractors, Inc., a Georgia corporation ("Brown").

     Recitals:

     A. Pursuant to the terms of a certain Amended and Restated Stock Purchase Agreement and Conversion to Asset Purchase Agreement, dated as of August 31, 1999, as amended (the "Purchase Agreement"), among Matrix, GSAC, Caldwell, Caldwell Tanks and Brown, Caldwell is this day acquiring certain assets and properties of Brown, and the other parties to the Purchase Agreement are engaging in certain other transactions as contemplated therein.

     B. In connection with those transactions, the parties desire to enter into this Agreement to provide that Brown, Matrix and GSAC will not engage in certain activities that are detrimental to or competitive with Caldwell and/or Caldwell Tanks, and that Caldwell and Caldwell Tanks will not engage in certain other activities that are detrimental to or competitive with Brown, Matrix and GSAC.

     C. It is a condition to the closing of Brown's sale and Caldwell's purchase of the assets and properties of Brown, and to the other transactions contemplated in the Purchase Agreement, that Matrix, GSAC, Caldwell, Caldwell Tanks and Brown enter into this Agreement.

     Agreement:

     Now, Therefore, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Covenants Not-To-Compete.

           1.1 Matrix Parties Covenant Not to Compete; Right of First Refusal. Brown, Matrix and GSAC each hereby covenants and agrees with Caldwell and Caldwell Tanks that for a period of five (5) years following the date hereof, Brown, Matrix and GSAC shall not, and shall not cause or permit any of their Affiliates to, directly or indirectly: (a) construct, fabricate, manufacture, install, market, sell, design, lease or license, operate, maintain or repair elevated water tanks, except as a subcontractor for Caldwell or Caldwell Tanks; or (b) engage in any manner in the business of designing equipment, facilities or methodologies for, procuring or selling equipment or facilities for, contracting equipment or facilities for, providing project management regarding equipment or facilities for, or otherwise consulting or providing other services in connection with, cooling the air for combustion turbines used in any industry; in either case anywhere within the "Territory" (as defined in Section 74.), whether for its own account or for the account of any other Person; provided, that the foregoing covenants and agreements of Brown, Matrix and GSAC shall not
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prohibit them (or any of their Affiliates) from engaging in any of the following activities at any time within the Territory: (i) providing goods and services to customers pursuant to any warranty, guaranty or other similar obligations under contracts or agreements that are Retained Obligations as of the date hereof; or
(ii) serving in the capacity as a general contractor (or its equivalent) in connection with the design, repair, construction, installation, retrofit or refurbishment of any cogeneration power production facilities (or any portions thereof) that include or involve equipment or processes for cooling the air for combustion turbines used in such facilities. In the event Brown, Matrix, GSAC or any of their Affiliates serve in the capacity as a general contractor (or its equivalent) as contemplated in (ii) above, and in the event its duties or authority include the performances of services and/or the provision of equipment or other goods in connection with or relating to cooling the air for combustion turbines used in such facilities, or the retention of one or more subcontractors to perform those services or provide that equipment or those goods, then Matrix shall, and shall cause Brown, GSAC, its other relevant Affiliate or the relevant customer (as applicable) to, first afford Caldwell Tanks or its designated Affiliate the right and option to perform or provide the same services, equipment and/or goods for the benefit of Brown, Matrix, GSAC, their Affiliate or the relevant customer (as applicable) as would be performed or provided by Brown, Matrix, GSAC, their Affiliate or the relevant subcontractor(s), upon terms that are no less favorable to Caldwell Tanks (or such Affiliate) than those available to Brown, Matrix, GSAC, their Affiliate or the relevant subcontractor(s). Matrix agrees to promptly notify Caldwell Tanks of each opportunity to provide such services, equipment or goods, and shall include with such notice a copy of any relevant contract(s) or subcontract(s), and a description in reasonable detail of the nature of the services, equipment and/or goods to be provided and the terms and conditions thereof. Caldwell Tanks shall have a period of ten (10) days following its receipt of all such information to exercise its right and option upon written notice delivered to Matrix or the relevant customer (in the case of a right and option directly granted by that customer).

          1.2 Caldwell and Caldwell Tanks Covenants Not to Compete. Caldwell and Caldwell Tanks each hereby covenants and agrees with Brown, Matrix and GSAC that for a period of five (5) years following the date hereof, neither Caldwell nor Caldwell Tanks shall, nor shall Caldwell Tanks permit any of its other Affiliates to, directly or indirectly, construct, fabricate, manufacture, install, market, sell, design, lease or license, operate, maintain or repair above-ground petroleum storage tanks for the petro-chemical industry anywhere within the Territory, whether for its own account or for the account of any other Person (other than for Matrix or its Affiliates); provided, that the covenants and agreements of Caldwell and Caldwell Tanks set forth in this
Section 1.2 shall immediately terminate and become null and void in the event, during the above-described five-year period (a) Caldwell Tanks shall sell, convey or transfer substantially all of its assets and properties to any Person(s) that is not presently an Affiliate of Caldwell Tanks or of any of its current shareholders (each a "Third-Party"), or (b) greater than 50% of the outstanding voting common stock of Caldwell Tanks becomes owned of record or beneficially by any one or more Third-Parties, in either case whether pursuant to one transaction or a series of related transactions with Caldwell Tanks and/or its current shareholders.

          1.3 Certain Covered Activities. The parties each agree that any of the following actions on the part of Matrix, GSAC, Caldwell, Caldwell Tanks or Brown shall be deemed to be a violation of their respective covenants and agreements set forth in Section 1.1 or 1.2 (as applicable);

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provided, that such activities shall not be deemed to be exclusive of any other actions which may also violate those covenants and agreements:

            (a) If such party shall directly or indirectly enter the employ of, or render any service to (other than services in the ordinary course of that party's business which do not relate in any material respect to the provision of services of the type(s) described in Sections 1.1 or 1.2 (as applicable) above), or act in concert with, any Person engaged in any business or in the rendering of any service of the type contemplated in Section 1.1 or 1.2, as applicable (a "Competing Business");

            (b) If such party shall directly or indirectly engage in any such Competing Business for its, his or her own account;

            (c) If such party shall become interested, directly or indirectly, in any such Competing Business as an individual, partner, shareholder, member, director, officer, principal, agent, consultant or in any other relationship or capacity (other than as a subcontractor providing services in the ordinary course of that party's business which do not relate in any material respect to the provision of services of the type(s) described in Sections 1.1 or 1.2 (as applicable) above); provided that the purchase of a publicly traded security of a corporation engaged in such business or service shall not in itself be deemed violative of this Agreement so long as that party does not own, directly or indirectly, more than one percent (1%) of the securities of such entity; or

            (d) If such party is engaged outside of the Territory in any of the activities described above, and maintains a business address or telephone listing with respect to those activities anywhere in the Territory.

   2.  Confidentiality Covenants.

         2.1 Brown, Matrix and GSAC Confidentiality Covenants. Brown, Matrix and GSAC shall not, and shall not cause or permit any of their Affiliates to, at any time hereafter, divulge, furnish or make accessible to any Person any know-how, information, methods, systems or other confidential information or trade secrets with respect to the business, assets, operations or financial affairs of Brown or any of its subsidiaries immediately prior to the consummation of the transactions contemplated in the Purchase Agreement.

         2.2 Caldwell and Caldwell Tanks Confidentiality Covenants. Caldwell and Caldwell Tanks shall not, and Caldwell Tanks shall not cause or permit any of its other Affiliates to, at any time hereafter, divulge, furnish or make accessible to any Person any know-how, information, methods, systems or other confidential information or trade secrets with respect to the business, assets, operations or financial affairs of Brown (other than the assets and properties purchased by Caldwell on the date hereof), Matrix or GSAC.

   3. Nonsolicitation of Employees by Brown, Matrix and GSAC. Brown, Matrix and GSAC shall not, nor shall they cause or permit any of their Affiliates to, for a period of five (5) years following the date hereof, individually or on behalf of any other Person, entice or induce, directly or indirectly, any employee of Caldwell or any of its subsidiaries as of the date immediately

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following the date hereof to leave the employment of Caldwell (or such subsidiary) to work with Brown, Matrix or GSAC, or with any other Person with whom Brown, Matrix or GSAC is or becomes affiliated; provided, that the foregoing covenant shall not apply to or prohibit solicitations made by Brown, Matrix or GSAC to the public generally through print or e-mail solicitations or advertising.

      4.  No Disparagement.

            4.1 No Disparagement by Brown, Matrix and GSAC. Brown, Matrix and GSAC shall not at any time publicly disparage Caldwell or Caldwell Tanks or their respective business, operations, financial condition, reputation, products or services, or any of their respective directors, officers, employees or Affiliates.

            4.2 No Disparagement by Caldwell or Caldwell Tanks. Neither Caldwell nor Caldwell Tanks shall at any time publicly disparage Brown, Matrix or GSAC or its business, operations, financial condition, reputation, products or services, or any of its directors, officers, employees or Affiliates.

      5. Reasonableness of Scope and Duration. Matrix, GSAC, Caldwell, Caldwell Tanks and Brown acknowledge and agree that the covenants and agreements contained in this Agreement are, taken as a whole, fair and reasonable in their geographic scope and duration, and neither Matrix, GSAC, Caldwell, Caldwell Tanks nor Brown shall raise any issue of the reasonableness of the scope or duration of any such covenants or agreements in any proceeding to enforce any such covenants or agreements.

      6. Cumulative Remedies. The parties each acknowledge that Matrix, GSAC, Brown, Caldwell Tanks and Caldwell have consummated the transactions contemplated in the Purchase Agreement in reliance, among other things, upon the fulfillment by the other parties hereto of their respective covenants and agreements made in this Agreement. Each party understands and agrees that the others may not be adequately compensated by damages for a breach of any of the covenants and agreements contained herein, and that such other parties shall each, in addition to all other remedies, be entitled to injunctive relief and specific performance. Each party hereby affirmatively waives the requirement that any other party post any bond, demonstrate the likelihood of irreparable damage or demonstrate that any actual damages will be suffered as a result of such party's breach of any provision of this Agreement. Nothing contained herein shall be construed as prohibiting any party from pursuing any other remedies available to it, for such breach or threatened breach, including, without limitation, the recovery of money damages, and each party shall also be entitled to the payment of any and all reasonable fees, disbursements, and other charges of the attorneys and collection agents, court costs, and all other costs incurred in enforcing its rights and remedies under this Agreement.

      7. Definitions. The following terms, when used in this Agreement, shall have the meanings set forth below:

          7.1 Affiliate. Any Person controlled by, controlling or under common control with such Party. For the purposes of this definition of Affiliate, "control" of a Person means the power,

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direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, law or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          7.2 Governmental Body. Any (i) nation, state, county, city, town, village, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature; or
(vi) any other Person.

          7.3 Person. Any individual, corporation (including, without limitation, any non-profit corporation), general or limited partnership, limited liability partnership or company, joint venture, estate, trust, association, unincorporated organization, labor union, or other entity or Governmental Body.

          7.4  Territory.  All of the Continental United States.

   8.  Miscellaneous.

          8.1 Binding Effect. All of the terms, provisions and conditions of this Agreement shall be binding on Matrix, GSAC, Caldwell, Caldwell Tanks and Brown, and their respective successors and permitted assigns, and shall inure to the benefit of and be enforceable by Matrix, GSAC, Caldwell, Caldwell Tanks, Brown and their respective successors and permitted assigns.

          8.2  Limitation or Invalidation of Provisions; Severability.

                (a) The covenants and agreements contained in this Agreement shall be construed as separate covenants and agreements, and if any court shall finally determine that the restraints provided for in any such covenants and agreements are too broad as to the area, activity or time covered, said area, activity or time covered shall be reduced to whatever extent the court deems reasonable, and such covenants and agreements shall be enforced as to such reduced area, activity or time.

                (b) If any provision of this Agreement is limited as described in Section 8.2(a) above, or the application of any provision of this Agreement to any Person or circumstance shall to any extent be held in any proceeding to be invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected thereby, and shall be valid, legal and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

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      8.3  Construction and Interpretation of Agreement.

             (a) Section titles or captions used in this Agreement are included for purposes of convenience only, and shall not be considered a part of the Agreement in construing or interpreting any of its provisions. All references in this Agreement to Sections shall refer to Sections of this Agreement unless the context clearly otherwise requires.

             (b) When used in this Agreement, the word "including" shall have its common meaning and any list of items that may follow such word shall not be deemed to represent a complete list of the contents of the referent of the subject.

             (c) The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

             (d) Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

             (e) The parties do not intend that this Agreement shall confer on any third party any right, remedy or benefit or that any third party shall have any right to enforce any provision of this Agreement.

      8.4 Exclusive Forum. Any action to enforce any provision of this Agreement shall be instituted exclusively in the United States District Court for the Western District of Kentucky or, if such Court does not have jurisdiction to adjudicate such action, in the courts of the Commonwealth of Kentucky located in Jefferson County. The parties irrevocably and unconditionally waive and shall not plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the jurisdiction of such courts over the parties, the laying of venue or the convenience of the forum of any action related to this Agreement that is brought in the United States District Court for the Western District of Kentucky or in the Courts of the Commonwealth of Kentucky located in Jefferson County.

      8.5 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties with respect to the subject matter herein contained, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which has not been embodied in this Agreement, and no party shall be bound by or be liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties, and any of the terms, provisions, and conditions hereof may be waived, only by a written instrument signed by the waiving party. Failure of any party at any time or times to require performance of any provision hereof shall not be considered to be a waiver of any succeeding breach of such provision by any party.

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          8.6  Governing Law.  This Agreement shall be governed by the laws of the Commonwealth of Kentucky without giving effect to any conflict of law rule or principle that might require the application of the laws of another jurisdiction.

           8.7  Notices.

                  (a) Giving of Notices. All notices, requests, consents, approvals, waivers, demands and other communications required or permitted to be given, made or delivered hereunder (collectively, "Notices") shall be deemed to have been given if in writing and (1) personally delivered against a written receipt, or (2) sent by confirmed telephonic facsimile, or (3) delivered to a reputable express messenger service (such as Federal Express, DHL Courier and United Parcel Service) for overnight delivery, addressed as follows (or to such other address as a party shall have given Notice to the others):

     If to Brown, Matrix or GSAC:      c/o Matrix Service Company
                                       10701 East Ute Street
                                       Tulsa, Oklahoma  74116
                                       Attn: Chief Financial Officer
                                       Fax:  918/838-8810

     With a copy (which shall not
        constitute notice) to:         Larry W. Sandel, Esq.
                                       Hall, Estill, Hardwick, Gable,
                                       Golden & Nelson
                                       320 South Boston Avenue, Suite 400
                                       Tulsa, Oklahoma  74103-3708
                                       Fax:  918/594-0505

     If to Caldwell or Caldwell Tanks: c/o Caldwell Tanks, Inc.
                                       4000 Tower Road
                                       Louisville, Kentucky  40219
                                       Attn:  President
                                       Fax:  502/966-8732

     With a copy (which shall not
          constitute notice) to:       Patrick R. Northam, Esq.
                                       Greenebaum Doll & McDonald PLLC
                                       3300 National City Tower
                                       Louisville, Kentucky  40202
                                       Fax:  502/587-3695

                  (b) Time Notices Deemed Given. All Notices shall be effective upon being properly personally delivered, or upon confirmation of a telephonic facsimile, or upon the delivery to a reputable express messenger service. The period in which a response to any such Notice must be given shall commence to run from the date on the receipt of a personally delivered Notice, or the date of confirmation of a telephonic facsimile or two days following the proper delivery of the Notice to a reputable express messenger service, as the case may be.

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          8.8  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement.

     In Witness Whereof, the parties have entered into this Agreement as of the date first written above.


                                         Matrix Service Company

                                         By:____________________________
                                         Title:_________________________

                                                   ("Matrix")



                                         Georgia Steel Acquisition Corp.

                                         By:____________________________
                                         Title:_________________________

                                                     ("GSAC")

                                         Caldwell Tanks, Inc.

                                         By:____________________________
                                         Title:_________________________

                                                  ("Caldwell Tanks")

                                         Caldwell Tanks Alliance, LLC

                                         By:____________________________
                                         Title:_________________________

                                                    ("Caldwell")

                                         Brown Steel Contractors, Inc.

                                         By:____________________________
                                         Title:_________________________

                                                     ("Brown")

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